United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 30, 2022
Date of Report (Date of earliest event reported)

TRADEUP ACQUISITION CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40608	85-1314502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

437 Madison Avenue, 27th Floor New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:
(732) 910-9692

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Warrant	UPTDU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	UPTD	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	UPTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into A Material Definitive Agreement.

Merger Agreement

On September 30, 2022, TradeUP Acquisition Corp. (“
UPTD
”), Tradeup Merger Sub Inc., a Delaware corporation and direct, wholly owned subsidiary of UPTD (“
Merger Sub
”), and Estrella Biopharma, Inc., a Delaware corporation (the “
Company
”), entered into an Agreement and Plan of Merger (
as it may be amended, supplemented or otherwise modified from time to time, the “
Merger Agreement
”).

The Company is a preclinical-stage biopharmaceutical company developing CD19 and CD22-targeted ARTEMIS®️ T-cell therapies with the capacity to address treatment and safety challenges for patients with blood cancers and solid tumors. The Company’s mission is to harness the evolutionary power of the human immune system to transform the lives of patients fighting cancer.

Pursuant to the Merger Agreement, among other things, in accordance with the General Corporation Law of the State of Delaware, as amended (the “
DGCL
”),
Merger Sub
will merge with and into the Company (the “
Merger
”), with the Company surviving the Merger as a wholly owned subsidiary of UPTD (“
Surviving Company
”). The Merger will become effective at such time on the date of the closing of the Merger (the “
Closing
”) as the certificate of merger is duly filed with the Delaware Secretary of State or at such other time specified in the certificates of merger (the “
Effective Time
”). Effective as of the Closing, the Parent will change its name to “
Estrella
Immunopharma, Inc.”

Merger Consideration

Pursuant to the Merger Agreement, stockholders of the Company immediately prior to the Effective Time collectively will receive from UPTD, in the aggregate, a number of newly issued shares of common stock of UPTD, par value $0.0001 per share (“
UPTD Common Stock
”) equal to: (i) $325,000,000 (the “
Merger Consideration
”), divided by (ii) $10.00 per share (such shares of UPTD Common Stock is referred as “
Merger Consideration Shares
”) in consideration of converting their shares of common stock of the Company, par value $0.0001 per share (the “
Company Common Stock
”). Each share of preferred stock of the Company that is issued and outstanding immediately prior to the Effective Time will automatically convert into a number of shares of the Company Common Stock in accordance with the certificate of incorporation of the Company immediately prior to the Effective Time.

Representations and Warranties

Under the Merger Agreement, the Company, on the one hand, and UPTD and Merger Sub, on the other hand, have each made customary representations and warranties to each other, including without limitation as to such parties’ corporate powers, corporate structure, capital structure, financial conditions, legal activity and compliance, contracts, employee benefit plans, taxes, broker related fees, real property and assets, absence of changes, agreements with affiliates; and in the case of the Company, its liabilities, labor matters, benefit plans, intellectual properties, insurance, environmental matters, internal controls, permits, operation of business during COVID-19 and certain other matters, and in the case of UPTD, disclosure and listing compliance as a public company, and certain other matters. The representations and warranties in the Merger Agreement will terminate at the Effective Time (with any claims for fraud surviving until the expiration of the applicable statute of limitations).

2

Covenants and Agreements of the Parties

The Merger Agreement also contains covenants of the parties regarding their conduct during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement, including covenants regarding (i)
the operation of their respective businesses in the ordinary course of business and use their respective commercially reasonable efforts to consummate the
Merger and the transactions contemplated thereby (the “
Business Combination
”) (
ii) the provision of access to their books and records,
preparation of registration statement including the proxy statement contained therein on Form S-4 to be filed with the SEC (the “
Registration Statement
”), (iii) holding stockholder meeting and obtaining the approvals as required for the Business Combination, (iv) tax matters, (v) confidentiality, (vi) post-Closing cooperation to give full effect to the Business Combination, (vii) maintenance of insurances and indemnification, (viii) efforts to obtain regulatory approvals and compliance with relevant laws and regulations as applicable, (ix) cooperating and using reasonable best efforts to cause Merger Consideration Shares to list on Nasdaq, and (x) using commercially reasonable efforts to obtain adequate financing to consummate the Business Combination.

The Company also agreed, (i) from and after the date of the Merger Agreement until the Effective Time, except as otherwise contemplated by the Merger Agreement, not to engage in any transactions involving the securities of UPTD without the prior consent of UPTD; (ii) to waive any claims of any kind against, and any right to access, UPTD’s trust account (the “Trust Account”), any trustee of the Trust Account and UPTD to collect from the Trust Account any monies that may be owed to them by UPTD or any of its affiliates for any reason whatsoever, and will not seek recourse against the Trust Account at any time for any reason whatsoever; (iii) to provide updates to its financial statements and with respect to other business developments in connection with the  Registration Statement; and (iv) to not solicit or respond to any Acquisition Proposals.

The Merger Agreement also includes certain covenants on UPTD requiring UPTD to, among others, (i) make appropriate arrangements for disbursements of the funds in the Trust Account, in accordance with the Trust Agreement, dated July 14, 2021 (the “
Trust Agreement
”), and the funds received from the transaction financing; (ii)
use reasonable best efforts to ensure UPTD remains listed as a public company and retain the listing for UPTD Common Stock on Nasdaq; (iii) adopt resolutions in connection with acquisition of Merger Consideration Shares by certain stockholders of the Company in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (the “
Exchange Act
”)
; (iv) exclusivity; (v) adoption of a new equity incentive plan
(the “
UPTD Incentive Plan
”) providing for the issuance of options, stock appreciation rights, restricted shares, restricted stock units, performance-based awards, other share based awards or other cash-based awards following the Effective Time of the Merger for a number shares of UPTD Common Stock equal to ten percent (10%) of the aggregate number of the shares of UPTD Common Stock issued and outstanding immediately following the Effective Time (giving effect to the redemption and shares issued in any transaction financing) (excluding the Company’s restricted shares), and including an evergreen feature of five percent (5%) of then outstanding share capitalization  annually, unless waived by the plan administrator
; and (vi) maintenance of UPTD’s status as an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012.

Conditions to Consummation of the Merger

Consummation of the Business Combination is subject to the satisfaction or waiver by the respective parties of a number of conditions, including the approval of the Merger Agreement and the Business Combination by UPTD’s stockholders. Other conditions to each party’s obligations, include, among others: (i) the respective representations of the parties to each other being true and correct; (ii) performance and compliance with all material respects of the Merger Agreement applicable to each party, respectively; (iii) delivery of the officer’s certificates certifying (i) and (ii) hereof, as applicable; (iv) the applicable waiting periods, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 having expired or terminated; (v) no governmental order, statute, rule or regulation having been enacted or promulgated enjoining or prohibiting the consummation of the Business Combination; (vi) the net tangible assets upon the consummation with the Merger no less than $5,000,0001; (vii) the Merger Consideration Shares having been approved for listing on Nasdaq, subject only to official notice of issuance thereof; (viii) an aggregate of at least $20,000,000 cash including (a) the amount of cash available in the Trust Account immediately prior to the Closing (after payment of amounts due to stockholders redeeming their UPTD Common Stock, and certain expenses related to the consummation of the Business Combination born by UPTD and the Company, respectively, and the amount necessary to obtain the insurance listed therein), as certified, (b) the proceeds of the transaction financing, and (c) the amount of cash available in any bank account of the Company as certified; and (iv) , completion of transaction financing  prior to or at the closing of at least $20,000,000 by UPTD or the Company including equity financing of no less than $15,000,000 (excluding equity-linked securities such as convertible debt or debt plus warrants) and debt or equity-linked financing of no more than $5,000,000, on terms acceptable to the Company.

3

Termination

The Merger Agreement may be terminated by UPTD or the Company under certain circumstances, including, among others, (i) by written consent of the Company and UPTD; (ii) by either UPTD or the Company if (a) the other party’s breach of any representation, warranty, covenant or agreement as set forth in the Merger Agreement and failure to cure such breach within a certain period, (b) the Closing has not occurred on or before January 19, 2023 or a later date as approved by the stockholders of UPTD to consummate a business combination, (c) the consummation of the Merger is permanently enjoined or prohibited by certain terms of a final, non-appealable governmental order or a statute, rule or regulation, and (d) by either UPTD or the Company if UPTD has not obtained the required approval of its stockholders, and (iii) by written notice of the Company if the written consent of UPTD, as the sole stockholder of Merger Sub, is not delivered to the Company within ten (10) business days following the date of the Merger Agreement.

Extension Fee

In the event that the Merger cannot be consummated by January 19, 2023, the Company, upon request by TradeUP Acquisition Sponsor LLC and Tradeup INC. (collectively, the “
Sponsors
”), shall deposit an amount to be agreed between the parties and based on a reasonable good faith estimate of the expenses to be incurred by UPTD in connection with such extension, if any, into the Trust Account in order to effectuate an extension of UPTD’s deadline to consummate a business combination. The Company will receive a promissory note for the extension fee from UPTD, payable at the Company’s option, in cash or convertible into shares of UPTD Common Stock at $10.00 per share at the Closing.

Governing Law and Dispute Resolution

The Merger Agreement is governed by the laws of the State of Delaware without regard to principles of conflicts of law that would result in the application of the substantive law of another jurisdiction. Subject to limited exceptions, all claims relating to the Merger Agreement and the transactions contemplated thereby will be subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K (this “
Report
”) as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Merger Agreement (the “
Related Agreements
”) but does not purport to describe all of the terms thereof.  The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits.  Stockholders and other interested parties are urged to read such Related Agreements in their entirety.

4

Lock-Up Agreement

The Merger Agreement contemplates that, the Company shall cause each Company stockholder holding (as of immediately prior to the Closing) more than five percent (5%) of equity capital of the Company to deliver to UPTD a lock-up agreement duly executed by UPTD, effective immediately at the Closing (each, a “
Lock-Up Agreement
”), with respect to the Merger Consideration Shares received in the Merger (collectively, the “
Locked-Up Securities
”). In such Lock-Up Agreement, each such holder will agree, subject to certain exceptions, not to Transfer (as defined below) the Locked-Up Securities held by such holder at any time commencing from the Closing until the date that is six (6) months after the Closing;
provided
, that, fifty percent (50%) of the Locked-Up Securities shall be automatically released from the lock-up restrictions on the date on which the closing price of the UPTD Common Stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any twenty (20) trading days within any thirty (30)-trading day period, commencing after the Closing. “
Transfer
” means to: (i) sell or assign, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, any subject shares; (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any subject shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise; or (iii) publicly disclose the intention to do any of the foregoing.

The agreed form of the Lock-Up Agreement is included as Exhibit F to the Merger Agreement, which is filed with this Report as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Lock-Up Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Lock-Up Agreement.

Sponsor Agreement

In connection with the execution of the Merger Agreement, the Sponsors and certain stockholders of UPTD (collectively, the “
Initial Stockholders
”) entered into a sponsor support agreement (the “
Sponsor Agreement
”) with the Company and UPTD, pursuant to which each of the Initial Stockholders agreed to vote all the shares of UPTD Common Stock beneficially owned by it in favor of each of the stockholder proposals in connection with the Business Combination, to use its reasonable best efforts to take all actions reasonably necessary to consummate the Merger and the Business Combination and to not take any action that would reasonably be expected to materially delay or prevent the satisfaction of the conditions to the Merger and the Business Combination set forth in the Merger Agreement.

A copy of the Sponsor Agreement is filed with this Report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Sponsor Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Agreement.

Forward-Looking Statements

This Report includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding anticipated financial and operational results, projections of market opportunity and expectations, the estimated post-transaction enterprise value, the advantages and expected growth of the combined company, the cash position of the combined company following closing, the ability of the Company and UPTD to consummate the proposed business combination and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in UPTD’s final prospectus dated July 19, 2021 filed with the SEC (the “
Final Prospectus
”) related to UPTD’s initial public offering, and in other documents filed by UPTD with the SEC from time to time. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: the Company’s or the combined company’s limited operating history; the ability of the Company or the Combined Company to identify and integrate acquisitions; general economic and market conditions impacting demand for the products and services of the Company or the Combined Company; the inability to complete the proposed transaction; the inability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, the amount of cash available following any redemptions by UPTD stockholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed transaction; costs related to the proposed transaction; and such other risks and uncertainties as are discussed in the Final Prospectus and the proxy statement to be filed relating to the Merger. Other factors include the possibility that the proposed Merger does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

5

The Company and UPTD each expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s or UPTD’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Additional Information about the Transaction and Where to Find It

The proposed transaction has been approved by the board of directors of the Company and UPTD and will be submitted to stockholders of UPTD and the stockholders of the Company for their approval. In connection with such approval, UPTD intends to file with the SEC the Registration Statement on Form S-4, which will include a proxy statement containing information about the proposed transaction and the respective businesses of the Company and UPTD, as well as the prospectus relating to the offer of the UPTD securities to be issued to stockholders of the Company in connection with the completion of the proposed transaction (the “
proxy statement/prospectus
”). After the Registration Statement has been declared effective, UPTD will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed transaction. UPTD stockholders are urged to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and the definitive proxy statement/prospectus in connection with the proposed transaction, as these materials will contain important information about the Company, UPTD and the proposed transaction. Stockholders will also be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about UPTD, without charge, at the SEC’s website (
www.sec.gov
).

Participants in the Solicitation

UPTD, the Company and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from UPTD’s stockholders with respect to the proposed transaction. Information regarding UPTD’s directors and executive officers is available in the Final Prospectus. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus when it becomes available.

No Offer or Solicitation

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure.

On October 3, 2022, UPTD and the Company issued a joint press release announcing the execution of the Merger Agreement, a copy of which is furnished as Exhibit 99.1 to this Report.

The information in this Item 7.01, including Exhibits 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act. This Report should not be deemed an admission as to the materiality of any information contained in the investor presentation. The Company does not undertake any obligation to update the investor presentation.

6

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

2.1*	Agreement and Plan of Merger, dated as of September 30, 2022, by and among the Registrant, TradeUP Merger Sub Inc., and Estrella Biopharma, Inc.

10.1	Sponsor Agreement, dated as of September 30, 2022 by and among the Registrant, Estrella Biopharma, Inc., the Sponsors of the Registrant and certain stockholders of the Registrant.

99.1	Press Release dated October 3, 2022.

* The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeUP Acquisition Corp.

Date: O ctober 3 , 2022	By:	/s/ Weiguang Yang
Name: Weiguang Yang
Title: Co-Chief Executive Officer

7